UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 1
to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): February 20, 2002

CONSUMER DIRECT OF AMERICA

Nevada	000-32745	88-0471353

(State of Other of		(IRS Employer
Incorporation)	(Commission File Number)	Identification No.)

6330 South Sandhill Road
Las Vegas, 89120

(Address of Principle
Executive Offices)

Registrant’s telephone number, including area code: (702) 547-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
INDEX TO EXHIBITS

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Financial Statements

Professional Mortgage Group, Inc

Independent Auditors’ Report

Balance Sheet as of February 28, 2003

Statement of Income and Retained Earnings for the year ended February 28, 2003

Statement of Cash Flows for the year ended February 28, 2003

Notes to Financial Statements

(b)	Unaudited Pro Forma Financial Statements

Pro Forma Consolidated Balance Sheet as of September 30,2003

Pro Forma Consolidated Statement of Operations for nine months ended September 30, 2003

Pro Forma Consolidated Balance Sheet as of December 31,2002

Pro Forma Consolidated statement of operations for the year ended December 31, 2002

Pro Forma Consolidated Balance Sheet as of December 31, 2001

Pro Forma Consolidated Income Statement for the year ending December 31, 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/	Wayne K. Bailey

Wayne K. Bailey
Chief Financial Officer

Professional Mortgage Group, Inc.

February 28, 2003

Independent Auditors’ Report

To the Stockholders
Professional Mortgage Group, Inc.
Corte Madera, California

We have audited the accompanying balance sheet of Professional Mortgage Group, Inc. as of February 28, 2003, and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Professional Mortgage Group, Inc. as of February 28, 2003, and the results of its operations and its cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supporting information included in supplementary schedule I is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Schoenholz & Spiegel, LLP

Walnut Creek, California	Schoenholz & Spiegel, LLP
August 20, 2003	Certified Public Accountants

Professional Mortgage Group, Inc.
Balance Sheet
February 28, 2003

ASSETS
Current Assets:
Cash and Cash Equivalents	$220,275
Loan Fees Receivable	30,166
Prepaid Expenses	12,242
Employee Advances	43,394

Total Current Assets	306,077
Property and equipment, net	44,979
Deposits	23,163
Total Assets	$374,219

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts Payable	$44,514
Accrued Liabilities	30,691
Commissions Payable	19,611
Income Taxes Payable	13,000

Total Liabilities (all current)	107,816
Stockholders’ Equity
Common Stock No Par Value, Authorized 10,000 Shares, Issued and Outstanding 1,000 Shares	1,000
Retained Earnings	265,403

TOTAL LIABILITIES	266,403

Total Stockholders’ Equity	374,219

Total Liabilities and Stockholders’ Equity	$2,887,953

See Notes To Financial Statements

Professional Mortgage Group, Inc.
Statement of Income and Retained Earnings
Year Ended February 28, 2003

Loan Origination Income:
Loan Origination Fees	$4,016,057
Credit Reports	20,643
Appraisals	417,786
Processing Fees	367,080
Other Loan Origination Income	138,191

Total Loan Origination Income	4,959,757

Loan Origination Costs:
Loan Officer Commissions and Broker Fees	$2,489,585
Credit Reports	40,486
Appraisal Fees	422,984
Processor and Other Bonuses	310
Other Loan Costs	125,335

Total Loan Origination Costs	3,078,700

Gross Profit	1,881,057
Operating Expenses	1,821,544

Income from Operations	59,513
Other Income (Expenses):
Interest and Dividend Income	1,769

Income Before Income Taxes	61,282
Provision for Income Taxes	12,291

Net Income	48,991
Retained Earnings, Beginning	216,412

Retained Earnings, Ending	$265,403

See Notes To Financial Statements

Professional Mortgage Group, Inc.
Statement of Cash Flows
Year Ended February 28, 2003

Cash Flows From Operating Activities:
Net Income	$48,991
Adjustment to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation Expense	17,635
(Increase) Decrease in Operating Assets:
Loan Fees Receivable	15,787
Other Receivable	4,081
Prepaid Expenses	(6,862)
Employee Advances	(3,910)
Deposits	(986)
(Increase) Decrease in Operating Liabilities:
Accounts Payable	11,173
Accrued Liabilities	(49,004)
Commissions Payable	(19,231)
Income Taxes Payable	13,000

Net Cash Provided by Operating Activities	30,674

Cash Flows From Investing Activities:
Purchase of Property and Equipment	(49,152)

Net Cash Used by Investing Activities	(49,152)

Cash Flows From Financing Activities	0

Net Decrease in Cash and Cash Equivalents	(18,478)
Cash and Cash Equivalents, Beginning	238,753

Cash and Cash Equivalents, Ending	$220,275

See Notes To Financial Statements

Professional Mortgage Group, Inc.
Notes to Financial Statements
February 28, 2003

Note 1 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Professional Mortgage Group, Inc. (the Company) was incorporated on October 29, 1997 and has elected a February 28 fiscal year end. The Company operates in California as a broker of mortgage loans and is licensed by the California Department of Real Estate.

Cash and Cash Equivalents

For purposes of reporting cash flows, cash and cash equivalents include money market fund accounts.

Concentration of Cash Held at Banks

The Company maintains cash at several banks. The Federal Deposit Insurance Corporation up to $100,000 insures accounts at each institution.

Property and Equipment

Property and equipment is stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the related assets, which range from 3 to 10 years.

Revenue Recognition

Residential mortgage loan origination fees and other associated loan fees earned are recorded as income when the related loan is funded.

Income Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes arising from differences between financial and tax reporting purposes. The Company’s management has determined that deferred tax assets and deferred tax liabilities are not material at February 28, 2003, so they have not been recorded in the accompanying financial statements.

Professional Mortgage Group, Inc.
Notes to Financial Statements
February 28, 2003

Note 1 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 -	PROPERTY AND EQUIPMENT

Property and equipment consists of the following as of February 28, 2003:

Computer and Office Equipment	$99,160
Leasehold Improvements	28,858
Furniture and Fixtures	10,486
Vehicle	2,958

Total Property and Equipment	126,451
Less: Accumulated Depreciation	81,472

Property and Equipment, net	$44,979

Note 3 -	LEASE OBLIGATIONS

Operating Leases

The Company leases office space, office equipment and a vehicle under non-cancelable operating leases that expire through September 2006. At February 28, 2003 future minimum lease payments over the remaining lives of the leases are as follows:

February 28, 2003	Amount

2004	$263,136
2005	259,764
2006	238,987
2007	137,116

Total	$842,284

Professional Mortgage Group, Inc.
Notes to Financial Statements
February 28, 2003

Note 3 -	LEASE OBLIGATIONS (continued)

Rent expense charged to operations for the year ended February 28, 2003, was $279,705.

Note 4	TRUST LIABILITY

The Company collects funds from borrowers in advance for payment of credit reports and appraisals. The Company is required to maintain these funds in a separate trust account for the benefit of these borrowers. Total funds held in trust for others at February 28, 2003 were $9,309. The trust asset and liability are not included on the balance sheet.

Note 5	401(k) PROFIT SHARING PLAN

The Company maintains a 401 (k) profit sharing plan for the benefit of all employees who have attained the age of twenty-one and completed at lease one year of service defined as at least 1,000 hours of service. Eligible employees may elect to make voluntary contributions pursuant to a salary reductions agreement. Contributions may not exceed the federal tax law imposed limitation, which is normally adjusted upwards each year based on cost of living calculations.

The Company may make matching contributions to the profit sharing plan at the discretion of the Board of Directors. The amount of contribution is determined on an annual basis. Discretionary contributions to the profit sharing plan for the year ended February 28, 2003 were $24,051.

Supplementary Schedule

See Notes To Financial Statements

Professional Mortgage Group, Inc.
Supplementary Schedule I – Operating Expenses
Year Ended February 28, 2003

Advertising	$14,208
Auto Expense	8,341
Bank Charges	3,606
Contributions	1,250
Depreciation	17,635
Equipment Rental	21,053
Insurance	56,982
Legal and Accounting	75,528
Licenses and Fees	2,517
Office Supplies	76,906
Office Salaries	523,618
Officer Salaries	536,792
Outside Services	4,098
Payroll Taxes	67,293
Postage and Delivery	26,638
Promotion	6,816
Professional Fees	19,180
Rent	258,652
Repairs and Maintenance	26,978
Retirement Plan Contribution	24,051
Telephone	45,464
Travel	344
Utilities	3,594

Total Operating Expenses	$1,821,544

See Notes To Financial Statements

CONSUMER DIRECT OF AMERICA
PROFORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2003
UNAUDITED

		PRO-
	CDA	MORTGAGE	COMBINED

ASSETS
ASSETS:
Current assets:
Cash	$193,753	$267,684	$461,437
Accounts receivable	672,891	—	672,891
Employee advances	19,061	38,229	57,290
Prepaid expenses	69,643	9,605	79,248

Total current assets	955,348	315,518	1,270,866

Fixed assets:
Property and equipment, net	1,431,152	117,921	1,549,073

Total fixed assets	1,431,152	117,921	1,549,073

Other assets:
Restricted Cash	500,006	—	500,006
Goodwill	1,517,266	—	1,517,266

Total other assets	2,017,272	—	2,017,272

TOTAL ASSETS	$4,403,772	$433,439	$4,837,211

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES:
Current liabilities:
Accounts payable & accrued expenses	$1,547,066	$88,969	1,636,035
Notes payable, net of deferred interest	143,917	—	143,917
Accrued interest payable	12,134	—	12,134

Total current liabilities	1,703,117	88,969	1,792,086

TOTAL LIABILITIES	1,703,117	88,969	1,792,086

Stockholders’ equity:
Common Stock	47,934	1,000	48,934
Additional paid-in capital — Common stock	6,630,843	—	6,630,843
Accumulated (deficit) during development stage	(3,978,122)	343,470	(3,634,652)

Total stockholders’ equity	2,700,655	344,470	3,045,125

TOTAL LIABILITIES AND S/H EQUITY	$4,403,772	$433,439	$4,837,211

CONSUMER DIRECT OF AMERICA
PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
AND ACCUMULATED DEFICIT
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
UNAUDITED

	CDA	PRO-MORTGAGE	COMBINED

REVENUES:
Marketing revenues and commissions	$641,181	$—	$641,181
Licensing agreements	—	—	—
Loan origination	7,542,173	5,031,633	12,573,806
Rental income	850	—	850

Total revenues	8,184,204	5,031,633	13,215,837
EXPENSES:
Selling, general and administrative	$8,157,598	$4,975,369	$13,132,967
Depreciation expense	452,349	17,635	469,984

Total expenses	8,609,947	4,993,004	13,602,951

OPERATING INCOME (LOSS)	(425,743)	38,629	(387,114)

OTHER INCOME/(EXPENSES):
Interest expense	(2,683)	5,647	2,964
Other expenses	(384)

Total other income/(expenses)	(3,067)	5,647	2,580

NET ORDINARY INCOME (LOSS)	$(428,810)	$44,277	$(384,533)

CONSUMER DIRECT OF AMERICA
PROFORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2002
UNAUDITED

	CDA	PRO-MORTGAGE	COMBINED

ASSETS
ASSETS:
Current assets:
Cash	$159,484	$245,924	$405,408
Accounts receivable	383,918	7,658	391,576
Employee advances	—	42,178	—
Prepaid expenses	8,772	33,994	42,766

Total current assets	552,174	329,754	839,750

Fixed assets:
Property and equipment, net	1,661,618	55,389	1,717,007

Total fixed assets	1,661,618	55,389	1,717,007

Other assets:
Notes receivable	30,875		—
Other assets	18,157		—
Restricted Cash	—		—
Goodwill	1,372,916		1,372,916

Total other assets	1,421,948		1,421,948

TOTAL ASSETS	$3,635,740	$385,143	$3,978,705

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES:
Current liabilities:
Accounts payable & accrued expenses	1,199,242	61,911	1,261,153
Accrued interest payable	12,294		12,294
Line of credit	29,669		—
Bridge notes payable	75,000		—
Current portion of long term debt	235,000		—

Total current liabilities	1,551,205	61,911	1,273,447

Long term debt:
Long term debt, net of current portion	51,718

Total long term debt	51,718		—

TOTAL LIABILITIES	1,602,923		1,602,923

Stockholders’ equity:
Common Stock	34,442	1,000	35,442
Additional paid-in capital — Common stock	5,547,687		5,547,687
Accumulated (deficit) during development stage	(3,549,312)	322,232	(3,227,080)

Total stockholders’ equity	2,032,817	323,232	2,356,049

TOTAL LIABILITIES AND S/H EQUITY	$3,635,740	$385,143	$3,958,972

CONSUMER DIRECT OF AMERICA
PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
AND ACCUMULATED DEFICIT
FOR THE YEAR ENDED DECEMBER 31, 2002
UNAUDITED

	CDA	PRO-MORTGAGE	COMBINED

REVENUES:
Marketing revenues and commissions	$1,570,694	$—	$1,570,694
Licensing agreements	531,800	—	531,800
Loan origination	4,741,455	4,905,813	9,647,268
Rental income	24,630	—	24,630
Other income	126,811	—	126,811

Total revenues	6,995,390	4,905,813	11,901,203
EXPENSES:
Selling, general and administrative	$8,455,349	$4,716,695	$13,172,044
Depreciation expense	587,157	14,107	601,264

Total expenses	9,042,506	4,730,802	13,773,308

OPERATING INCOME (LOSS)	(2,047,116)	175,011	(1,872,105)

OTHER INCOME/(EXPENSES):
Interest income	15,812	—	15,812
Interest expense	(119,753)	5,100	(114,653)
Other expenses	(20,975)	—	(20,975)

Total other income/(expenses)	(124,916)	5,100	(119,816)

NET ORDINARY INCOME (LOSS)	$(2,172,032)	$180,111	$(1,991,921)

CONSUMER DIRECT OF AMERICA
PROFORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2001
UNAUDITED

	CDA	PRO-MORTGAGE	COMBINED

ASSETS
ASSETS:
Current assets:
Cash	$790	$150,364	$151,154
Accounts receivable	—		—
Employee advances	—	40,474	40,474
Marketable Securities	7,000		7,000
Prepaid expenses	—	30,743	30,743

Total current assets	7,790	221,581	229,371

Fixed assets:
Property and equipment, net	1,356	23,556	24,912

Total fixed assets	1,356	23,556	24,912

Other assets:
Restricted Cash	—		—

Total other assets	—		—

TOTAL ASSETS	$9,146	$245,137	$254,283

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES:
Current liabilities:
Accounts payable & accrued expenses	$—	$71,245	$—
Loan from shareholders	27,470		27,470

Total current liabilities	27,470	71,245	27,470

TOTAL LIABILITIES	27,470	71,245	98,715

Stockholders’ equity:
Common Stock	5,693	1,000	6,693
Additional paid-in capital — Common stock	349,976		349,976
Accumulated (deficit) during development stage	(373,993)	172,892	(201,101)

Total stockholders’ equity	(18,324)	173,892	155,568

TOTAL LIABILITIES AND S/H EQUITY	$9,146	$245,137	$254,283

CONSUMER DIRECT OF AMERICA
PROFORMA CONSOLIDATED INCOME STATEMENT
FOR THE YEAR ENDING 2001
UNAUDITED

	CDA	PRO-MORTGAGE	COMBINED

REVENUES:
Marketing revenues and commissions	$—	$3,309,051	$3,309,051
Licensing agreements	—	—	—
Loan origination	—	—	—
Rental income	—	—	—

Total revenues	—	3,309,051	3,309,051
EXPENSES:
Selling, general and administrative	$373,733	$3,350,830	$3,724,563
Depreciation expense	151	13,842	13,993

Total expenses	373,884	3,364,672	3,738,556

OPERATING INCOME (LOSS)	(373,884)	(55,621)	(429,505)

OTHER INCOME/(EXPENSES):
Interest expense	—	7,428	7,428

Total other income/(expenses)	—	7,428	7,428

NET ORDINARY INCOME (LOSS)	$(373,884)	$(48,193)	$(422,077)